UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 14, 2011 (June 8, 2011)

MGT Capital Investments, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26886	13-4148725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kensington Centre, 66 Hammersmith Road,
London, United Kingdom, W14 8UD
 (Address of principal executive offices, including zip code)

011-44-20-7605-1151
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (  see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of MGT Capital Investments, Inc. and its consolidated subsidiaries (the “Company”) to differ materially from those expressed or implied by such forward-looking statements.   All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, gross profit, expenses, earnings or losses from operations, synergies or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the rate of market development and acceptance of medical imaging technology; the execution of restructuring plans; any statement concerning developments, performance or industry rankings relating to products or services; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; the difficulty of aligning expense levels with revenue changes; and other risks that are described from time to time in the Company’s Securities and Exchange Commission reports filed after this report.  The Company assumes no obligation and does not intend to update these forward-looking statements, unless required by law or regulation.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 8, 2011 MGT Capital Investments, Inc. (the “Company”) received written notice from the NYSE Amex LLC (“NYSE Amex”) indicating that the Company does not meet certain of the continued listing standards of NYSE Amex. Specifically, the notice stated that the Company is not in compliance with (a) Section 1003(a)(i) of the NYSE Amex Company Guide, with stockholders equity of less than $2,000,000 reported at March 31, 2011 and losses from continuing operations and/or net losses in two of its three most recent fiscal years ended December 31, 2010; (b) Section 1003(a)(ii), with stockholders equity of less than $4,000,000 reported at March 31, 2011 and losses from continuing operations and/or net losses in three of its four most recent fiscal years ended December 31, 2010 and (c) Section 1003(a)(iii), with stockholders equity of less than $6,000,000 reported at March 31, 2011 and losses from continuing operations and/or net losses in its five most recent fiscal years ended December 31, 2010. The notice also stated that the Company must submit a plan to the NYSE Amex by July 8, 2011 addressing how the Company intends to regain compliance with those continued listing standards by December 8, 2012, and that this plan must be approved by the NYSE Amex, in order for the Company to maintain its listing. The Company intends to submit to the NYSE Amex by July 8, 2011 a plan for compliance with the applicable NYSE Amex continued listing standards.

The Company issued a press release on June 14, 2011, announcing that it had received the notice from the NYSE Amex and that the Company intends to submit a plan to attain compliance with the applicable NYSE Amex continued listing standards by July 8, 2011. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  Pro forma Financial Information

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release issued June 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2011	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Robert Ladd
Name: Robert Ladd Title: Interim President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued June 14, 2011.